SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 28, 2005
                                 Date of Report
                        (Date of earliest event reported)


                         THE McGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     NEW YORK                                    1-1023                                13-1026995
-------------------------               -------------------------                ---------------------
(State of Incorporation)                 (Commission File Number)                  (I.R.S. Employer
                                                                                 Identification No.)

                             1221 Avenue of Americas
                            New York, New York 10020
                         ------------------------------
                    (Address of principal executive offices,
                               including zip code)

                                 (212) 512-2564
                          ----------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE McGRAW-HILL COMPANIES, INC.



Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit
           Plan.

                  This Current Report discloses a blackout period being imposed on directors and executive officers of The McGraw-Hill Companies, Inc. (the "Company") pursuant to Section 306(a) of Sarbanes-Oxley.

                  The blackout period is imposed in connection with transitioning the record keeping services for (i) The Savings Incentive Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries; (ii) The Employee Retirement Account Plan of The McGraw-Hill Companies, Inc. and Its Subsidiaries;
(iii) The Standard & Poor's Savings Incentive Plan for Represented Employees; and (iv) The Standard & Poor's Employee Retirement Account Plan for Represented Employees from ACS HR Solutions, LLC to Hewitt Associates, LLC. The period is expected to begin on November 30, 2005 and end on January 3, 2006. On October 28, 2005, the Company sent a notice to its directors and executive officers informing them of the blackout period dates. Affected directors and executive officers of the Company will be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities, during the blackout period. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002.

                  A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:
     99.1 Notice of Imposition of Blackout Period Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 dated October 28, 2005.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         THE MCGRAW-HILL COMPANIES, INC.
                                         (Registrant)


Date:  October 31, 2005
                                        By:  /s/ Kenneth M. Vittor
                                           -------------------------------------
                                           Name:    Kenneth M. Vittor
                                           Title:   Executive Vice President and
                                                    General Counsel